EXHIBIT 31.a
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Thomas F.X. Beusse, Chief Executive Officer of the Company, certify that:
1)	I have reviewed this quarterly report on Form 10-Q/A of Westwood One, Inc.;

2)
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/S/ Thomas F.X. Beusse
Thomas F.X. Beusse
Chief Executive Officer
August 22, 2008